UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Equity Series VIT

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series VIT—Institutional Class

•	PIMCO Equity Series VIT—Advisor Class

Your Global Investment Authority

PIMCO Equity Series VIT®

Annual Report

December 31, 2013

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series VIT covering the twelve-month reporting period ended December 31, 2013. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that influenced performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of such factors as well as an overview of the Portfolio’s investment strategy.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month reporting period include:

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy and geopolitical risks. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, funds investing in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, operational risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Portfolio’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

2	PIMCO EQUITY SERIES VIT

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the

Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

ANNUAL REPORT	DECEMBER 31, 2013	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish 2013 and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). Our commitment continues to be to seek an attractive absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with review of the equity market over the past year, the Portfolio itself, and our outlook for 2014.

The Last Year in Review

With very accommodative central bank stimulus, equity markets began 2013 on a strong note. However, the equity markets retreated late in the second quarter of 2013 due to concerns about U.S. Federal Reserve (“Fed”) Chairman Bernanke’s comments regarding the potential for the Fed to “taper” its bond buying program. As investors absorbed the inevitability of a “tapering” at some point in the future, equities rebounded strongly in the second half of 2013. Most developed markets posted strong gains for the year, with the MSCI World Index returning 26.68%.

If earnings for the fourth quarter of 2013 come in close to Analysts’ estimates, we believe the earnings growth for the entire year will be approximately 5.5% to 6% for the companies in the index. As the appreciation of the index was much better than the earnings growth, most of the increase in the price of the index was driven by Price/Earnings (“PE”) multiple expansion. Very accommodative developed market central banks, increased corporate stock buybacks assisted by corporate cash (which is at elevated levels last seen in the 1960s), relatively benign inflation, and attractive earnings and dividend yields on stocks versus other asset classes, continued to provide support for equity market investors. Although the Portfolio posted a good absolute return over the reporting period, it lagged the overall broad equity market index (as represented by the MSCI World Index) during the PE multiple expansion led equity market rally.

Pathfinder Portfolio

After the Bernanke-induced market retreat late in the second quarter of 2013, we opportunistically increased our equity investments as prices became attractive, in our view. We initiated positions in Japanese companies such as leading automotive company Toyota Motor, industrial manufacturer Komatsu, consumer products manufacturer and distributor Kao, and US-based dominant securities services company Brink’s. Later in the year, we also initiated positions in the world’s largest VLGC (very large gas carrier) BW LPG, leading enterprise software provider Oracle, London based global bank Barclays, and IBM. Some of our notable performers in the Portfolio for the reporting period included Microsoft, Marine Harvest, and Carrefour.

Investor speculation of Microsoft’s demise proved largely unfounded in 2013 as the company continued to execute well on its core businesses (Office, server and tools, Windows, and entertainment devices), driving strong profitability and cash flow, and complemented by shareholder-friendly actions on dividends and share repurchases. We believe the announcement that Steve Ballmer is retiring and the anticipation of a new CEO, have more than offset some negatives concerning the Nokia acquisition and the write down of excess inventory of its Surface tablet.

Marine Harvest benefited this past year from very favorable demand and supply equilibrium for salmon, which drove salmon prices to historically high levels and led to an earnings increase for the company. As a result, in 2013 Marine Harvest paid its first dividends in two years, amounting to a 3.67% yield on the average annual price of its shares. With continuing strong salmon prices, due to limited supply growth, we anticipate attractive earnings flow through, which we believe will lead to balance sheet deleveraging and a higher dividend payout this year. In addition, the company is seeking a listing on the NYSE in the first half of 2014, which we believe should act as a catalyst to broaden the company’s investor base.

We believe Carrefour’s restructuring plan is starting to bear fruit, for the first time in several years, with a recovery in foot traffic, an expansion of the earnings before interest and taxes (“EBIT”) margin in its French operations, and some welcome market share gains. Although the improvement has been impressive in 2013, we believe more is expected as Carrefour is beginning to simplify the complex logistics of its supply chain and improve its inventory management. In our view, Carrefour’s terms with suppliers should improve materially in 2014, as the result of the combination of better sales momentum and a new and very competent procurement team.

We also had a few holdings in the Portfolio which did not perform as we expected. Our positions in gold, AngloGold Ashanti, and American Capital Agency Corp. were three of those holdings.

Since inception, the Portfolio has held gold as a hedge against exogenous shocks to the equity markets, continued money printing by the world’s central banks, and inflation. However, during the Bernanke-induced retreat in the equity markets during the late spring of 2013, gold declined quite dramatically. As gold proved to no longer be the hedge it had been in the past, we patiently waited for the price of gold to rebound and then liquidated our position over the course of the remaining months of 2013.

AngloGold Ashanti, a South African gold producer, declined alongside the general retreat in the price of gold, as investors decreased their exposure to gold and other precious metals. In addition, Anglo declined at the end of the fourth quarter of the reporting period, ahead of the potential announcement of the Fed’s tapering.

4	PIMCO EQUITY SERIES VIT

American Capital Agency Corp., a real estate investment trust which invests in Agency securities and mortgage obligations, suffered in the second half of 2013 due to the recent increase in interest rates and pressure on their book value.

Looking Forward

The equity market advance over the twelve month reporting period has largely been driven by PE multiple expansion, and some are now postulating that the market as a whole is fairly valued. Ours is not to quibble with others’ views of the market, as we do not invest in markets per se. We invest in individual businesses, when it is appropriate to do so, and only when these businesses meet our investment criteria. That is our investment discipline. We are continuing to find a number of new attractive investments, as noted in the fourth paragraph in this letter, and we are fully invested today with a full pipeline of ideas percolating in the background.

We would also be remiss if we didn’t remind our readers that assessing downside risk is equally as important to us as is estimating the upside potential in each and every one of our investments. It is our intent to deliver to you a portfolio which offers less volatility on the downside than the overall equity market. We also know that preserving assets in the short-term leads to the more attractive compounding of returns over the long term.

To close our letter, we repeat our thanks for investing with us in the PIMCO EqS Pathfinder Portfolio®. We maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to manage your capital, and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Anne Gudefin, CFA Portfolio Manager

ANNUAL REPORT	DECEMBER 31, 2013	5

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio® (Cont.)

Top 10 Holdings1

Imperial Tobacco Group PLC	3.0%
British American Tobacco PLC	3.0%
Microsoft Corp.	2.9%
Intel Corp.	2.9%
Danone	2.8%
AIA Group Ltd.	2.8%
Marine Harvest ASA	2.7%
Carrefour S.A.	2.5%
Berkshire Hathaway, Inc. ‘B’	2.4%
Lorillard, Inc.	2.3%

Geographic Breakdown1

United States	35.0%
United Kingdom	14.2%
France	10.1%
Switzerland	5.7%
Netherlands	5.2%
Japan	4.6%
Hong Kong	4.3%
Norway	3.4%
Bermuda	3.3%
Germany	2.5%
Denmark	2.0%
Other	6.9%

Sector Breakdown1

Consumer Staples	28.8%
Financials	21.0%
Information Technology	11.8%
Energy	11.6%
Industrials	11.3%
Health Care	5.8%
Consumer Discretionary	3.9%
Utilities	1.8%
Other	1.4%

[1]

% of Total Investments as of 12/31/2013. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Institutional Class	19.60%	7.25%
MSCI World Index±	26.68%	10.56%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.15% for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,145.70	$1,020.27
Expenses Paid During Period†	$5.30	$4.99
Net Annualized Expense Ratio††	0.98%	0.98%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	During the reporting period, the Portfolio’s Advisor Class shares returned 19.19% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 26.68%.

»

An overweight to and security selection in the consumer staples sector was a significant detractor from returns during the reporting period, as was an underweight to and security selection in the consumer discretionary sector. In addition, the Portfolio’s modest cash holding and indirect market hedges, which were held for the first half of the reporting period, also detracted from returns. However, security selection in the financials and utilities sectors benefited returns relative to the Portfolio’s benchmark index.

»

Holdings in Imperial Tobacco, AngloGold Ashanti, and the use of gold as an indirect market hedge detracted from performance as prices on these securities declined or failed to keep pace with the broader equity market during the reporting period.

»	Holdings in Apple, Genworth Financial, and Logitech contributed to performance as prices on these securities appreciated during the reporting period

»	At the end of the reporting period, the Portfolio held approximately 100% in equities we believe are undervalued.

ANNUAL REPORT	December 31, 2013	7

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data for the Year or Period Ended:	12/31/2013	12/31/2012	12/31/2011	04/14/2010-12/31/2010

Institutional Class
Net asset value beginning of year or period	$10.72	$9.85	$10.33	$10.00
Net investment income (a)	0.27	0.21	0.11	0.12
Net realized/unrealized gain (loss)	1.83	0.77	(0.58)	0.21
Total income (loss) from investment operations	2.10	0.98	(0.47)	0.33
Dividends from net investment income	(0.29)	(0.11)	(0.01)	0.00
Total distributions	(0.29)	(0.11)	(0.01)	0.00
Net asset value end of year or period	$12.53	$10.72	$9.85	$10.33
Total return	19.60%	9.98%	(4.54)%	3.30%
Net assets end of year or period (000s)	$57,768	$58,740	$66,439	$3,276
Ratio of expenses to average net assets	0.98%	0.99%	0.98%	1.01	%*
Ratio of expenses to average net assets excluding waivers	1.15%	1.15%	1.18%	3.72	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	0.97%	0.97%	0.97%	0.97	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.14%	1.13%	1.17%	3.68	%*
Ratio of net investment income to average net assets	2.29%	2.02%	1.14%	1.69	%*
Portfolio turnover rate	29%**	26%**	238%**	25	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$499,553
Investments in Affiliates	11,012
Financial Derivative Instruments
Over the counter	2,582
Cash	10
Foreign currency, at value	464
Receivable for investments sold	35
Receivable for Portfolio shares sold	3
Interest and dividends receivable	792
Dividends receivable from Affiliates	2
514,453

Liabilities:
Financial Derivative Instruments
Over the counter	$4,895
Payable for investments purchased	1,106
Payable for investments in Affiliates purchased	2
Deposits from counterparty	445
Payable for Portfolio shares redeemed	509
Accrued investment advisory fees	262
Accrued supervisory and administrative fees	148
Accrued distribution fees	93
Reimbursement to PIMCO	24
Other liabilities	5
7,489

Net Assets	$506,964

Net Assets Consist of:
Paid in capital	$387,615
Undistributed net investment income	2,241
Accumulated undistributed net realized gain	6,806
Net unrealized appreciation	110,302
$506,964

Net Assets:
Institutional Class	$57,768
Advisor Class	449,196

Shares Issued and Outstanding:
Institutional Class	4,611
Advisor Class	35,989

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.53
Advisor Class	12.48

Cost of Investments in Securities	$386,959
Cost of Investments in Affiliates	$11,012
Cost of Foreign Currency Held	$453

* Includes repurchase agreements of:	$194

ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$3
Dividends, net of foreign taxes*	15,992
Dividends from Investments in Affiliates	51
Total Income	16,046

Expenses:
Investment advisory fees	3,726
Supervisory and administrative fees	1,735
Distribution and/or servicing fees – Advisor Class	1,080
Dividends on short sales	11
Trustees’ fees	148
Interest expense	33
Total Expenses	6,733
Waiver and/or Reimbursement by PIMCO	(839)
Net Expenses	5,894

Net Investment Income	10,152

Net Realized Gain (Loss):
Investments in securities	20,055
Investments in Affiliates	(32)
Exchange-traded or centrally cleared financial derivative instruments	(902)
Over the counter financial derivative instruments	(8,391)
Short sales	(927)
Foreign currency	774
Net Realized Gain	10,577

Net Change in Unrealized Appreciation:
Investments in securities	63,387
Investments in Affiliates	29
Over the counter financial derivative instruments	1,549
Short sales	85
Foreign currency assets and liabilities	49
Net Change in Unrealized Appreciation	65,099
Net Gain	75,676

Net Increase in Net Assets Resulting from Operations	$85,828

* Foreign tax withholdings – Dividends	$841

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$10,152	$8,477
Net realized gain	10,577	735
Net change in unrealized appreciation	65,099	33,614
Net increase resulting from operations	85,828	42,826

Distributions to Shareholders:
From net investment income
Institutional Class	(1,309)	(610)
Advisor Class	(9,191)	(3,424)

Total Distributions	(10,500)	(4,034)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(40,628)	(20,618)

Total Increase in Net Assets	34,700	18,174

Net Assets:
Beginning of year	472,264	454,090
End of year*	$506,964	$472,264

*Including undistributed net investment income of:	$2,241	$7,167

**	See note 13 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.5%

COMMON STOCKS 96.4%

BELGIUM 1.4%

INDUSTRIALS 1.4%
bpost S.A.	356,071	$6,975

Total Belgium		6,975

BERMUDA 3.3%

ENERGY 3.3%
North Atlantic Drilling Ltd.	615,508	5,835
Seadrill Ltd.	271,043	11,109

		16,944

Total Bermuda		16,944

BRAZIL 0.8%

FINANCIALS 0.8%
Itau Unibanco Holding S.A. SP - ADR	281,792	3,824

Total Brazil		3,824

CANADA 0.9%

ENERGY 0.6%
Cameco Corp.	154,112	3,201

MATERIALS 0.3%
Silver Wheaton Corp.	75,557	1,525

Total Canada		4,726

DENMARK 2.0%

CONSUMER STAPLES 2.0%
Carlsberg A/S ‘B’	90,598	10,025

Total Denmark		10,025

FAROE ISLANDS 0.8%

CONSUMER STAPLES 0.6%
Bakkafrost P/F	182,758	2,871

FINANCIALS 0.2%
BankNordik P/F	52,480	1,233

Total Faroe Islands		4,104

FRANCE 10.1%

CONSUMER DISCRETIONARY 2.3%
Eutelsat Communications S.A.	232,864	7,266
JCDecaux S.A.	109,825	4,534

		11,800

CONSUMER STAPLES 5.3%
Carrefour S.A.	316,068	12,546
Danone	199,622	14,401

		26,947

	SHARES	MARKET VALUE (000S)
ENERGY 0.9%
Bourbon S.A.	75,235	$2,071
Total S.A.	39,933	2,451

		4,522

UTILITIES 1.6%
Suez Environnement Co.	441,561	7,918

Total France		51,187

GERMANY 2.5%

HEALTH CARE 2.1%
Rhoen Klinikum AG	369,530	10,805

INDUSTRIALS 0.2%
Kloeckner & Co. SE	58,911	808

UTILITIES 0.2%
E.ON SE	65,009	1,202

Total Germany		12,815

HONG KONG 4.3%

CONSUMER DISCRETIONARY 0.5%
Television Broadcasts Ltd.	416,300	2,781

FINANCIALS 3.4%
AIA Group Ltd.	2,826,100	14,225
First Pacific Co. Ltd.	2,841,750	3,240

		17,465

INDUSTRIALS 0.4%
Jardine Matheson Holdings Ltd.	20,300	1,063
Jardine Strategic Holdings Ltd.	23,700	760

		1,823

Total Hong Kong		22,069

JAPAN 4.7%

CONSUMER DISCRETIONARY 0.8%
Nissan Motor Co. Ltd.	237,800	1,993
Toyota Motor Corp.	32,000	1,951

		3,944

CONSUMER STAPLES 0.5%
Kao Corp.	78,800	2,481

INDUSTRIALS 2.2%
FANUC Corp.	48,000	8,795
Komatsu Ltd.	107,000	2,197

		10,992

INFORMATION TECHNOLOGY 1.2%
Nintendo Co. Ltd.	46,717	6,253

Total Japan		23,670

	SHARES	MARKET VALUE (000S)
NETHERLANDS 5.3%

CONSUMER STAPLES 1.6%
Corbion NV	383,248	$8,128

ENERGY 0.8%
Royal Dutch Shell PLC ‘A’	105,104	3,767

FINANCIALS 2.2%
ING Groep NV - Dutch Certificate (a)	795,539	11,113

INFORMATION TECHNOLOGY 0.7%
Gemalto NV	33,016	3,634

Total Netherlands		26,642

NORWAY 3.5%

CONSUMER STAPLES 2.8%
Marine Harvest ASA	11,378,633	13,880

ENERGY 0.7%
BW LPG Ltd. (a)	386,521	3,680

Total Norway		17,560

SINGAPORE 1.0%

FINANCIALS 0.0%
Great Eastern Holdings Ltd.	1,160	17

INDUSTRIALS 1.0%
ComfortDelGro Corp. Ltd.	606,000	969
Keppel Corp. Ltd.	433,700	3,852

		4,821

Total Singapore		4,838

SOUTH AFRICA 0.3%

MATERIALS 0.3%
AngloGold Ashanti Ltd. SP - ADR	128,956	1,511

Total South Africa		1,511

SOUTH KOREA 0.3%

CONSUMER DISCRETIONARY 0.3%
GS Home Shopping, Inc.	4,673	1,360

Total South Korea		1,360

SWEDEN 1.3%

INDUSTRIALS 1.3%
Loomis AB ‘B’	278,243	6,598

Total Sweden		6,598

SWITZERLAND 5.7%

CONSUMER STAPLES 1.4%
Nestle S.A.	100,067	7,334

FINANCIALS 0.7%
Swiss Re AG	40,857	3,766

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2013

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.4%
Roche Holding AG	24,649	$6,905

INFORMATION TECHNOLOGY 1.4%
Logitech International S.A.	521,513	7,162

MATERIALS 0.8%
Sika AG	1,086	3,870

Total Switzerland		29,037

UNITED KINGDOM 14.3%

CONSUMER STAPLES 8.4%
British American Tobacco PLC	288,261	15,472
Imperial Tobacco Group PLC	399,298	15,480
Reckitt Benckiser Group PLC	145,172	11,532

		42,484

ENERGY 2.6%
BP PLC	1,155,803	9,367
Ensco PLC ‘A’	70,876	4,052

		13,419

FINANCIALS 3.3%
Barclays PLC	579,152	2,619
Lancashire Holdings Ltd.	811,428	10,908
Prudential PLC	145,127	3,243

		16,770

Total United Kingdom		72,673

UNITED STATES 33.9%

CONSUMER STAPLES 6.4%
Altria Group, Inc.	196,262	7,535
Lorillard, Inc.	233,216	11,819
Philip Morris International, Inc.	60,515	5,273
Reynolds American, Inc.	100,007	4,999
Wal-Mart Stores, Inc.	40,407	3,180

		32,806

ENERGY 2.7%
Halliburton Co.	73,731	3,742
National Oilwell Varco, Inc.	71,182	5,661
Phillips 66	38,239	2,949
Rentech, Inc. (a)	691,332	1,210

		13,562

	SHARES	MARKET VALUE (000S)
FINANCIALS 8.9%
Alleghany Corp. (a)	12,936	$5,174
Berkshire Hathaway, Inc. ‘B’ (a)	103,834	12,310
Genworth Financial, Inc. ‘A’ (a)	540,932	8,401
PHH Corp. (a)	116,075	2,826
SLM Corp.	256,693	6,746
ViewPoint Financial Group, Inc.	202,068	5,547
White Mountains Insurance Group Ltd.	6,583	3,970

		44,974

HEALTH CARE 2.3%
Life Technologies Corp. (a)	33,549	2,543
Merck & Co., Inc.	61,330	3,070
Perrigo Co. PLC	11,737	1,801
Pfizer, Inc.	137,579	4,214

		11,628

INDUSTRIALS 5.1%
3M Co.	78,692	11,036
Brink’s Co.	73,259	2,501
Deere & Co.	78,067	7,130
General Dynamics Corp.	53,643	5,126

		25,793

INFORMATION TECHNOLOGY 8.5%
Apple, Inc.	5,662	3,177
Intel Corp. (d)	560,894	14,561
International Business Machines Corp.	43,190	8,101
Microsoft Corp.	391,003	14,635
Oracle Corp.	72,056	2,757

		43,231

Total United States		171,994

Total Common Stocks (Cost $374,416)		488,552

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

FINANCIALS 0.2%
Itau Unibanco Holding S.A.	70,180	935

Total Preferred Stocks (Cost $882)		935

REAL ESTATE INVESTMENT TRUSTS 1.4%

SINGAPORE 0.0%

FINANCIALS 0.0%
Keppel REIT	125,236	118

Total Singapore		118

	SHARES	MARKET VALUE (000S)
UNITED STATES 1.4%

FINANCIALS 1.4%
American Capital Agency Corp.	195,775	$3,776
NorthStar Realty Finance Corp.	222,724	2,996

		6,772

Total United States		6,772

Total Real Estate Investment Trusts (Cost $7,844)		6,890

RIGHTS 0.0%

FRANCE 0.0%

HEALTH CARE 0.0%
Sanofi - Exp. 12/31/2020	597,382	203

Total Rights (Cost $844)		203

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.0%
		194

U.S. TREASURY BILLS 0.5%
0.111% due 10/16/2014 - 12/11/2014 (b)(f)	$2,782	2,779

Total Short-Term Instruments (Cost $2,973)		2,973

Total Investments in Securities (Cost $386,959)		499,553

	SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%
PIMCO Short-Term Floating NAV Portfolio	1,100,612	11,012

Total Short-Term Instruments (Cost $11,012)		11,012

Total Investments in Affiliates (Cost $11,012)		11,012

Total Investments 100.7% (Cost $397,971)		$510,565

Financial Derivative Instruments (e) (0.5%) (Cost or Premiums, net $0)		(2,313)

Other Assets and Liabilities, net (0.2%)		(1,288)

Net Assets 100.0%		$506,964

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$194	Freddie Mac 2.080% due 10/17/2022	$(199)	$194	$194

Total Repurchase Agreements						$(199)	$194	$194

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $89 have been pledged as collateral as of December 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
PIMCO EqS Pathfinder Portfolio®
Global/Master Repurchase Agreement
SSB	$194	$0	$0	$0	$194	$(199)	$(5)

Prime Brokerage Agreement
FOB	0	0	0	0	0	88	88
GSC	0	0	0	0	0	1	1

Total Borrowings and Other Financing Transactions	$194	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		AUD	18,202	$		16,132	$0	$(117)
	01/2014		CAD	6,945			6,524	0	(14)
	01/2014		EUR	26,452			35,803	0	(587)
	01/2014		JPY	2,033,817			19,705	392	0
	01/2014		SEK	905			138	0	(2)
	01/2014	$		12,923		HKD	100,194	0	(2)
	02/2014		CHF	1,131	$		1,260	0	(8)
	02/2014	$		16,101		AUD	18,202	118	0
	02/2014			6,519		CAD	6,945	14	0
	02/2014			20,245		JPY	2,089,417	0	(402)
	02/2014			138		SEK	905	2	0
	04/2014		HKD	100,194	$		12,925	2	0

BPS	01/2014		NOK	28,685			4,693	0	(36)

BRC	01/2014	$		919		EUR	678	14	0
	01/2014			26,667		GBP	16,380	458	0
	01/2014			20,303		JPY	2,033,817	0	(991)
	01/2014			10,581		NOK	64,602	70	0
	02/2014		AUD	1,131	$		1,006	0	(2)
	02/2014		GBP	16,380			26,661	0	(458)
	02/2014		NOK	64,602			10,569	0	(69)
	02/2014		SGD	407			325	3	0
	02/2014	$		993		GBP	607	13	0

CBK	01/2014		CAD	6,945	$		6,522	0	(16)
	01/2014		DKK	43,698			7,969	0	(90)

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2013

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	01/2014		HKD	1,092	$		141	$0	$0
	01/2014	$		16,611		AUD	18,202	0	(362)
	01/2014			19,709		CAD	20,834	0	(96)
	01/2014			2,685		DKK	14,566	1	0
	01/2014			33,678		EUR	24,463	0	(24)
	02/2014		DKK	14,566	$		2,686	0	(1)
	02/2014		EUR	24,463			33,677	24	0
	02/2014		SEK	5,446			827	0	(19)
	02/2014		SGD	60			48	0	0
	02/2014	$		6,516		CAD	6,945	16	0
	02/2014			385		SEK	2,530	8	0

DUB	01/2014			8,662		CHF	7,683	0	(49)
	01/2014		ZAR	16,428	$		1,680	116	0
	02/2014		CHF	7,683			8,664	49	0
	02/2014		GBP	141			230	0	(3)
	02/2014	$		1,516		EUR	1,100	0	(3)
	02/2014			1,019		GBP	622	11	0
	03/2014		ILS	2,423	$		687	0	(10)
	03/2014	$		1,115		ILS	3,933	17	0

FBF	01/2014		GBP	22,559	$		36,533	0	(824)
	01/2014		HKD	11,792			1,521	1	0
	01/2014		NOK	179,751			29,602	0	(34)
	01/2014		SEK	905			138	0	(3)
	02/2014		SGD	79			63	0	0
	02/2014	$		138		SEK	905	3	0

GLM	01/2014			9,987		GBP	6,179	245	0
	01/2014			10,527		NOK	64,602	124	0
	02/2014		NOK	64,602	$		10,514	0	(124)

HUS	01/2014		CHF	1,843			2,037	0	(29)
	01/2014		HKD	87,310			11,261	1	0
	01/2014		NOK	4,175			682	0	(6)
	02/2014	$		87		NOK	530	0	0

JPM	01/2014			2,685		DKK	14,566	1	0
	01/2014			414		SEK	2,715	9	0
	02/2014		DKK	14,566	$		2,686	0	(1)
	02/2014		NOK	605			98	0	(2)
	02/2014	$		327		NOK	2,020	6	0

MSC	01/2014		BRL	10,653	$		4,517	2	0
	01/2014	$		4,560		BRL	10,653	0	(45)
	02/2014		BRL	10,653	$		4,525	46	0
	02/2014		SGD	506			404	3	0
	04/2014		HKD	8,172			1,054	0	0

RBC	01/2014		CAD	6,944			6,523	0	(14)
	02/2014	$		6,518		CAD	6,944	14	0
	02/2014			840		EUR	610	0	0

RYL	01/2014		CHF	5,840	$		6,426	0	(121)
	01/2014	$		1,783		EUR	1,311	20	0

UAG	01/2014		KRW	1,628,784	$		1,477	0	(68)
	01/2014		SEK	905			138	0	(3)
	01/2014	$		2,685		DKK	14,566	1	0
	01/2014			1,545		KRW	1,628,784	0	(1)
	01/2014			10,600		NOK	65,242	157	0
	02/2014		DKK	14,566	$		2,686	0	(1)
	02/2014		NOK	64,602			10,483	0	(155)
	02/2014		SGD	974			782	10	0
	02/2014	$		844		CAD	903	6	0
	02/2014			3,576		EUR	2,620	28	0
	02/2014			138		SEK	905	3	0
	04/2014		KRW	1,628,784	$		1,538	0	(2)

Total Forward Foreign Currency Contracts								$2,008	$(4,794)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

AS OF DECEMBER 31, 2013, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Premiums
Balance at 12/31/2012	1,274	$(1)
Sales	9,459	(171)
Closing Buys	(7,615)	106
Expirations	(3,118)	66
Exercised	0	0

Balance at 12/31/2013	0	$0

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	Hiscox Ltd.	900,583	1-Month USD-LIBOR plus a specified spread	09/05/2014	GBP	6,047	$363	$363	$0
	Pay	Rentech Nitrogen Partners LP	9,630	1-Month USD-LIBOR plus a specified spread	08/15/2014	$	168	(2)	0	(2)
DUB	Receive	GrainCorp Ltd.	223,655	1-Month AUD-BBR-BBSW plus a specified spread	08/29/2014	AUD	1,823	69	69	0
	Receive	Cermaq ASA	288,086	3-Month NOK-NIBOR plus a specified spread	09/22/2014	NOK	31,689	(99)	0	(99)
JPM	Receive	Veolia Environnement S.A.	234,795	1-Month USD-EURIBOR plus a specified spread	05/07/2014	EUR	2,684	142	142	0

								$473	$574	$(101)

Total Swap Agreements								$473	$574	$(101)

(1)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(f)	Securities with an aggregate market value of $2,779 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
PIMCO EqS Pathfinder Portfolio®
BOA	$528	$0	$363	$891	$(1,132)	$0	$(2)	$(1,134)	$(243)	$460	$217
BPS	0	0	0	0	(36)	0	0	(36)	(36)	0	(36)
BRC	558	0	0	558	(1,520)	0	0	(1,520)	(962)	760	(202)
CBK	49	0	0	49	(608)	0	0	(608)	(559)	770	211
DUB	193	0	69	262	(65)	0	(99)	(164)	98	0	98
FBF	4	0	0	4	(861)	0	0	(861)	(857)	729	(128)
GLM	369	0	0	369	(124)	0	0	(124)	245	(160)	85
HUS	1	0	0	1	(35)	0	0	(35)	(34)	0	(34)
JPM	16	0	142	158	(3)	0	0	(3)	155	0	155
MSC	51	0	0	51	(45)	0	0	(45)	6	(285)	(279)
RBC	14	0	0	14	(14)	0	0	(14)	0	0	0
RYL	20	0	0	20	(121)	0	0	(121)	(101)	0	(101)
UAG	205	0	0	205	(230)	0	0	(230)	(25)	60	35

Total Over the Counter	$2,008	$0	$574	$2,582	$(4,794)	$0	$(101)	$(4,895)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,008	$0	$2,008
Swap Agreements	0	0	574	0	0	574

	$0	$0	$574	$2,008	$0	$2,582

	$0	$0	$574	$2,008	$0	$2,582

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,794	$0	$4,794
Swap Agreements	0	0	101	0	0	101

	$0	$0	$101	$4,794	$0	$4,895

	$0	$0	$101	$4,794	$0	$4,895

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,050)	$0	$0	$(1,050)
Written Options	0	0	148	0	0	148

	$0	$0	$(902)	$0	$0	$(902)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,592)	$0	$(9,592)
Swap Agreements	0	0	1,201	0	0	1,201

	$0	$0	$1,201	$(9,592)	$0	$(8,391)

	$0	$0	$299	$(9,592)	$0	$(9,293)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,054	$0	$1,054
Swap Agreements	0	0	495	0	0	495

	$0	$0	$495	$1,054	$0	$1,549

	$0	$0	$495	$1,054	$0	$1,549

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Common Stocks
Belgium
Industrials	$0	$6,975	$0	$6,975
Bermuda
Energy	5,835	11,109	0	16,944
Brazil
Financials	3,824	0	0	3,824
Canada
Energy	3,201	0	0	3,201
Materials	1,525	0	0	1,525
Denmark
Consumer Staples	0	10,025	0	10,025

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Faroe Islands
Consumer Staples	$0	$2,871	$0	$2,871
Financials	0	1,233	0	1,233
France
Consumer Discretionary	0	11,800	0	11,800
Consumer Staples	0	26,947	0	26,947
Energy	0	4,522	0	4,522
Utilities	0	7,918	0	7,918
Germany
Health Care	10,805	0	0	10,805
Industrials	0	808	0	808
Utilities	0	1,202	0	1,202

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Hong Kong
Consumer Discretionary	$0	$2,781	$0	$2,781
Financials	0	17,465	0	17,465
Industrials	0	1,823	0	1,823
Japan
Consumer Discretionary	0	3,944	0	3,944
Consumer Staples	0	2,481	0	2,481
Industrials	0	10,992	0	10,992
Information Technology	0	6,253	0	6,253
Netherlands
Consumer Staples	0	8,128	0	8,128
Energy	0	3,767	0	3,767
Financials	0	11,113	0	11,113
Information Technology	3,634	0	0	3,634
Norway
Consumer Staples	0	13,880	0	13,880
Energy	3,680	0	0	3,680
Singapore
Financials	0	17	0	17
Industrials	0	4,821	0	4,821
South Africa
Materials	1,511	0	0	1,511
South Korea
Consumer Discretionary	1,360	0	0	1,360
Sweden
Industrials	0	6,598	0	6,598
Switzerland
Consumer Staples	0	7,334	0	7,334
Financials	0	3,766	0	3,766
Health Care	0	6,905	0	6,905
Information Technology	7,162	0	0	7,162
Materials	0	3,870	0	3,870
United Kingdom
Consumer Staples	0	42,484	0	42,484
Energy	4,052	9,367	0	13,419
Financials	0	16,770	0	16,770
United States
Consumer Staples	32,806	0	0	32,806

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Energy	$13,562	$0	$0	$13,562
Financials	44,974	0	0	44,974
Health Care	11,628	0	0	11,628
Industrials	25,793	0	0	25,793
Information Technology	43,231	0	0	43,231
Preferred Stocks
Brazil
Financials	0	935	0	935
Real Estate Investment Trusts
Singapore
Financials	0	118	0	118
United States
Financials	6,772	0	0	6,772
Rights
France
Health Care	203	0	0	203
Short-Term Instruments
Repurchase Agreements	0	194	0	194
U.S. Treasury Bills	0	2,779	0	2,779
	$225,558	$273,995	$0	$499,553

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,012	$0	$0	$11,012
Total Investments	$236,570	$273,995	$0	$510,565

Financial Derivative Instruments - Assets
Over the counter	$0	$2,582	$0	$2,582

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4,895)	$0	$(4,895)
Totals	$236,570	$271,682	$0	$508,252

Assets and liabilities valued at $12,156 transferred from Level 2 to Level 1 and assets and liabilities valued at $19,441 transferred from Level 1 to Level 2 during the period ended December 31, 2013.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Dividends received from real estate investment trust securities may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any

20	PIMCO EQUITY SERIES VIT

December 31, 2013

appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

(b) Investments in Affiliates  The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Variable Insurance Trust, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income

22	PIMCO EQUITY SERIES VIT

December 31, 2013

instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$25,564	$142,951	$(157,500)	$(32)	$29	$11,012	$51	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total

24	PIMCO EQUITY SERIES VIT

December 31, 2013

return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties.

The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options

26	PIMCO EQUITY SERIES VIT

December 31, 2013

and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	06/06/2011
Subscription Agreement	06/20/2011
Portfolio Net Assets	$506,964
Subsidiary % of Portfolio Net Assets	0.0%
Subsidiary Financial Statement Information
Total assets	$10
Total liabilities	0
Net assets	$10
Total income	0
Net investment income (loss)	(79)
Net realized gain (loss)	(5,386)
Net change in unrealized appreciation (depreciation)	1,415
Increase (decrease) in net assets resulting from operations	$(4,050)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates;

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Notes to Financial Statements (Cont.)

(ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2014, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2014, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense

Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.

PIMCO had also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $1,601,228.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the

Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $79,341.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum

28	PIMCO EQUITY SERIES VIT

December 31, 2013

exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

Purchases	Sales
$132,919	$153,290

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	18	$209	5	$52
Advisor Class	2,353	27,305	2,990	31,036
Issued as reinvestment of distributions
Institutional Class	105	1,309	57	610
Advisor Class	741	9,191	322	3,424
Cost of shares redeemed
Institutional Class	(990)	(11,450)	(1,327)	(13,805)
Advisor Class	(5,800)	(67,192)	(4,076)	(41,935)
Net (decrease) resulting from Portfolio share transactions	(3,573)	$(40,628)	(2,029)	$(20,618)

As of December 31, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 94% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

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Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
$—	$7,045	$112,303	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$398,212	$124,331	$(11,978)	$112,353

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

30	PIMCO EQUITY SERIES VIT

December 31, 2013

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$7,478	$3,022	$—
12/31/2012	$4,034	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series VIT and

Institutional Class Shareholders of PIMCO EqS Pathfinder Portfolio®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO EqS Pathfinder Portfolio® and its wholly owned subsidiary (constituting PIMCO Equity Series VIT, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

32	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	HKD	Hong Kong Dollar	SEK	Swedish Krona
CAD	Canadian Dollar	ILS	Israeli Shekel	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	KRW	South Korean Won	ZAR	South African Rand
EUR	Euro

Other Abbreviations:
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
		NIBOR	Norway Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

100.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

33.50%

Foreign Taxes.  PIMCO EqS Pathfinder Portfolio® earned foreign source income of $10,995,818 during the year ended December 31, 2013. The Portfolio has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $7,138,984 to shareholders. Shareholders will receive more detailed information along with their Form 1099-DIV.

In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2013.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO EQUITY SERIES VIT

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	8	Trustee, PIMCO Equity Series

† Trustees serve until their successors are duly elected and qualified.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

ANNUAL REPORT	DECEMBER 31, 2013	35

Management of the Trust (Cont)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Douglas M. Hodge (1957) President	05/2013 to present Senior Vice President 03/2010 to 05/2013	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	03/2010 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	03/2010 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.

Peter G. Strelow (1970) Senior Vice President	11/2013 to present Vice President 03/2010 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to present Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. EL-Erian no longer serves as a Senior Vice President of the Trust.

36	PIMCO EQUITY SERIES VIT

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	37

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement

On August 14, 2013, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”), for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreements are described below.

1. Information Received

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Portfolio’s investment performance and a significant amount of information relating to Portfolio operations, including the Portfolio’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information regarding PIMCO, information about the personnel providing investment management services and supervisory and administrative services to the Portfolio and, as available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolio. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to a request from counsel to the Trust and the independent Trustees. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 14, 2013 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2013 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in PIMCO’s assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted that PIMCO has hired many seasoned equity professionals at senior levels and continues to invest in its global infrastructure. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolio does business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that

38	PIMCO EQUITY SERIES VIT

(Unaudited)

PIMCO’s collateral management team utilized the counterparty risk system to analyze portfolio level exposure and any applicable collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Additionally, the Trustees considered the recent decline in assets for the Portfolio and the reasons for the decline. Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements has benefited and will likely continue to benefit the Portfolio and its shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolio under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolio and its shareholders.

3. Investment Performance

The Board received and examined information from PIMCO concerning the Portfolio’s performance for the one- and three-year and since inception periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolio’s performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”). The Board noted that long-term performance information was not available due to the Portfolio’s relatively recent commencement of operations. The Board considered the Portfolio’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 14, 2013 meeting. The Board noted that the Portfolio underperformed its peer group and benchmark index for the one-year period ended May 31, 2013. The Board considered the reasons for the Portfolio’s underperformance in comparison to its peer group and benchmark index, including that the Portfolio’s defensive orientation may be expected to underperform in a strong upward market such as that experienced over the period.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolio indicates that its continued management is likely to benefit the Portfolio and its shareholders, and merits the approval of the continuation of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for the Portfolio, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to investors.

The Board reviewed the advisory fee, supervisory and administrative fee and total expenses of the Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the Portfolio’s total expenses to other funds in the Expense Group provided by Lipper and found the Portfolio’s total

ANNUAL REPORT	DECEMBER 31, 2013	39

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

expenses to be reasonable. The Board noted that PIMCO had contractually agreed, through April 30, 2014, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. The Board also noted that PIMCO had contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional and Advisor Class shares by reducing the investment advisory and supervisory and administrative fees, or reimbursing the Portfolio, to the extent that certain total annual portfolio operating expenses exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class shares and Advisor Class shares, respectively.

The Board also reviewed data comparing the Portfolio’s advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy. In cases where the advisory fees for certain separate account clients were lower than those charged to the Portfolio, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolio, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board considered the Portfolio’s supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided a broad array of fund supervisory and administrative functions. The Board also considered the Trust’s unified fee structure, under which the Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolio’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolio’s supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolio and its shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels, in effect, setting the fees as if the Portfolio was already at scale.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolio, are reasonable and renewal of the Agreements would likely benefit the Portfolio and its shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolio and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Portfolio during its current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolio and its shareholders in a number of ways, including through fee reductions or waivers, the pricing of the Portfolio to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if the Portfolio’s operating costs rise.

The Board concluded that the Portfolio’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolio, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolio. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolio and its

40	PIMCO EQUITY SERIES VIT

(Unaudited)

shareholders, for which the affiliates of PIMCO may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant to the Portfolio’s Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolio by PIMCO supported the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolio and its shareholders, that the Portfolio’s shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolio under the Agreements and that the renewal of the Agreements was in the best interests of the Portfolio and its shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT02AR_123113

Your Global Investment Authority

PIMCO Equity Series VIT®

Annual Report

December 31, 2013

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series VIT covering the twelve-month reporting period ended December 31, 2013. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that influenced performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of such factors as well as an overview of the Portfolio’s investment strategy.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month reporting period include:

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy and geopolitical risks. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, funds investing in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, operational risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Portfolio’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

2	PIMCO EQUITY SERIES VIT

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the

Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

ANNUAL REPORT	DECEMBER 31, 2013	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish 2013 and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). Our commitment continues to be to seek an attractive absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with review of the equity market over the past year, the Portfolio itself, and our outlook for 2014.

The Last Year in Review

With very accommodative central bank stimulus, equity markets began 2013 on a strong note. However, the equity markets retreated late in the second quarter of 2013 due to concerns about U.S. Federal Reserve (“Fed”) Chairman Bernanke’s comments regarding the potential for the Fed to “taper” its bond buying program. As investors absorbed the inevitability of a “tapering” at some point in the future, equities rebounded strongly in the second half of 2013. Most developed markets posted strong gains for the year, with the MSCI World Index returning 26.68%.

If earnings for the fourth quarter of 2013 come in close to Analysts’ estimates, we believe the earnings growth for the entire year will be approximately 5.5% to 6% for the companies in the index. As the appreciation of the index was much better than the earnings growth, most of the increase in the price of the index was driven by Price/Earnings (“PE”) multiple expansion. Very accommodative developed market central banks, increased corporate stock buybacks assisted by corporate cash (which is at elevated levels last seen in the 1960s), relatively benign inflation, and attractive earnings and dividend yields on stocks versus other asset classes, continued to provide support for equity market investors. Although the Portfolio posted a good absolute return over the reporting period, it lagged the overall broad equity market index (as represented by the MSCI World Index) during the PE multiple expansion led equity market rally.

Pathfinder Portfolio

After the Bernanke-induced market retreat late in the second quarter of 2013, we opportunistically increased our equity investments as prices became attractive, in our view. We initiated positions in Japanese companies such as leading automotive company Toyota Motor, industrial manufacturer Komatsu, consumer products manufacturer and distributor Kao, and US-based dominant securities services company Brink’s. Later in the year, we also initiated positions in the world’s largest VLGC (very large gas carrier) BW LPG, leading enterprise software provider Oracle, London based global bank Barclays, and IBM. Some of our notable performers in the Portfolio for the reporting period included Microsoft, Marine Harvest, and Carrefour.

Investor speculation of Microsoft’s demise proved largely unfounded in 2013 as the company continued to execute well on its core businesses (Office, server and tools, Windows, and entertainment devices), driving strong profitability and cash flow, and complemented by shareholder-friendly actions on dividends and share repurchases. We believe the announcement that Steve Ballmer is retiring and the anticipation of a new CEO, have more than offset some negatives concerning the Nokia acquisition and the write down of excess inventory of its Surface tablet.

Marine Harvest benefited this past year from very favorable demand and supply equilibrium for salmon, which drove salmon prices to historically high levels and led to an earnings increase for the company. As a result, in 2013 Marine Harvest paid its first dividends in two years, amounting to a 3.67% yield on the average annual price of its shares. With continuing strong salmon prices, due to limited supply growth, we anticipate attractive earnings flow through, which we believe will lead to balance sheet deleveraging and a higher dividend payout this year. In addition, the company is seeking a listing on the NYSE in the first half of 2014, which we believe should act as a catalyst to broaden the company’s investor base.

We believe Carrefour’s restructuring plan is starting to bear fruit, for the first time in several years, with a recovery in foot traffic, an expansion of the earnings before interest and taxes (“EBIT”) margin in its French operations, and some welcome market share gains. Although the improvement has been impressive in 2013, we believe more is expected as Carrefour is beginning to simplify the complex logistics of its supply chain and improve its inventory management. In our view, Carrefour’s terms with suppliers should improve materially in 2014, as the result of the combination of better sales momentum and a new and very competent procurement team.

We also had a few holdings in the Portfolio which did not perform as we expected. Our positions in gold, AngloGold Ashanti, and American Capital Agency Corp. were three of those holdings.

Since inception, the Portfolio has held gold as a hedge against exogenous shocks to the equity markets, continued money printing by the world’s central banks, and inflation. However, during the Bernanke-induced retreat in the equity markets during the late spring of 2013, gold declined quite dramatically. As gold proved to no longer be the hedge it had been in the past, we patiently waited for the price of gold to rebound and then liquidated our position over the course of the remaining months of 2013.

AngloGold Ashanti, a South African gold producer, declined alongside the general retreat in the price of gold, as investors decreased their exposure to gold and other precious metals. In addition, Anglo declined at the end of the fourth quarter of the reporting period, ahead of the potential announcement of the Fed’s tapering.

4	PIMCO EQUITY SERIES VIT

American Capital Agency Corp., a real estate investment trust which invests in Agency securities and mortgage obligations, suffered in the second half of 2013 due to the recent increase in interest rates and pressure on their book value.

Looking Forward

The equity market advance over the twelve month reporting period has largely been driven by PE multiple expansion, and some are now postulating that the market as a whole is fairly valued. Ours is not to quibble with others’ views of the market, as we do not invest in markets per se. We invest in individual businesses, when it is appropriate to do so, and only when these businesses meet our investment criteria. That is our investment discipline. We are continuing to find a number of new attractive investments, as noted in the fourth paragraph in this letter, and we are fully invested today with a full pipeline of ideas percolating in the background.

We would also be remiss if we didn’t remind our readers that assessing downside risk is equally as important to us as is estimating the upside potential in each and every one of our investments. It is our intent to deliver to you a portfolio which offers less volatility on the downside than the overall equity market. We also know that preserving assets in the short-term leads to the more attractive compounding of returns over the long term.

To close our letter, we repeat our thanks for investing with us in the PIMCO EqS Pathfinder Portfolio®. We maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to manage your capital, and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Anne Gudefin, CFA Portfolio Manager

ANNUAL REPORT	DECEMBER 31, 2013	5

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio® (Cont.)

Top 10 Holdings1

Imperial Tobacco Group PLC	3.0%
British American Tobacco PLC	3.0%
Microsoft Corp.	2.9%
Intel Corp.	2.9%
Danone	2.8%
AIA Group Ltd.	2.8%
Marine Harvest ASA	2.7%
Carrefour S.A.	2.5%
Berkshire Hathaway, Inc. ‘B’	2.4%
Lorillard, Inc.	2.3%

Geographic Breakdown1

United States	35.0%
United Kingdom	14.2%
France	10.1%
Switzerland	5.7%
Netherlands	5.2%
Japan	4.6%
Hong Kong	4.3%
Norway	3.4%
Bermuda	3.3%
Germany	2.5%
Denmark	2.0%
Other	6.9%

Sector Breakdown1

Consumer Staples	28.8%
Financials	21.0%
Information Technology	11.8%
Energy	11.6%
Industrials	11.3%
Health Care	5.8%
Consumer Discretionary	3.9%
Utilities	1.8%
Other	1.4%

[1]

% of Total Investments as of 12/31/2013. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Advisor Class	19.19%	6.99%
MSCI World Index±	26.68%	10.56%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.40% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,143.80	$1,019.00
Expenses Paid During Period†	$6.65	$6.26
Net Annualized Expense Ratio††	1.23%	1.23%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	During the reporting period, the Portfolio’s Advisor Class shares returned 19.19% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 26.68%.

»

An overweight to and security selection in the consumer staples sector was a significant detractor from returns during the reporting period, as was an underweight to and security selection in the consumer discretionary sector. In addition, the Portfolio’s modest cash holding and indirect market hedges, which were held for the first half of the reporting period, also detracted from returns. However, security selection in the financials and utilities sectors benefited returns relative to the Portfolio’s benchmark index.

»

Holdings in Imperial Tobacco, AngloGold Ashanti, and the use of gold as an indirect market hedge detracted from performance as prices on these securities declined or failed to keep pace with the broader equity market during the reporting period.

»	Holdings in Apple, Genworth Financial, and Logitech contributed to performance as prices on these securities appreciated during the reporting period

»	At the end of the reporting period, the Portfolio held approximately 100% in equities we believe are undervalued.

ANNUAL REPORT	DECEMBER 31, 2013	7

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data for the Year or Period Ended:	12/31/2013	12/31/2012	12/31/2011	04/14/2010-12/31/2010

Advisor Class
Net asset value beginning of year or period	$10.69	$9.82	$10.31	$10.00
Net investment income (a)	0.24	0.18	0.08	0.08
Net realized/unrealized gain (loss)	1.81	0.78	(0.57)	0.23
Total income (loss) from investment operations	2.05	0.96	(0.49)	0.31
Dividends from net investment income	(0.26)	(0.09)	0.00	0.00
Total distributions	(0.26)	(0.09)	0.00	0.00
Net asset value end of year or period	$12.48	$10.69	$9.82	$10.31
Total return	19.19%	9.77%	(4.72)%	3.10%
Net assets end of year or period (000s)	$449,196	$413,524	$387,651	$2,498
Ratio of expenses to average net assets	1.23%	1.24%	1.23%	1.24	%*
Ratio of expenses to average net assets excluding waivers	1.40%	1.40%	1.43%	7.02	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	1.22%	1.22%	1.22%	1.22	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.39%	1.38%	1.42%	7.00	%*
Ratio of net investment income to average net assets	2.05%	1.77%	0.83%	1.10	%*
Portfolio turnover rate	29%**	26%**	238%**	25	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$499,553
Investments in Affiliates	11,012
Financial Derivative Instruments
Over the counter	2,582
Cash	10
Foreign currency, at value	464
Receivable for investments sold	35
Receivable for Portfolio shares sold	3
Interest and dividends receivable	792
Dividends receivable from Affiliates	2
514,453

Liabilities:
Financial Derivative Instruments
Over the counter	$4,895
Payable for investments purchased	1,106
Payable for investments in Affiliates purchased	2
Deposits from counterparty	445
Payable for Portfolio shares redeemed	509
Accrued investment advisory fees	262
Accrued supervisory and administrative fees	148
Accrued distribution fees	93
Reimbursement to PIMCO	24
Other liabilities	5
7,489

Net Assets	$506,964

Net Assets Consist of:
Paid in capital	$387,615
Undistributed net investment income	2,241
Accumulated undistributed net realized gain	6,806
Net unrealized appreciation	110,302
$506,964

Net Assets:
Institutional Class	$57,768
Advisor Class	449,196

Shares Issued and Outstanding:
Institutional Class	4,611
Advisor Class	35,989

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.53
Advisor Class	12.48

Cost of Investments in Securities	$386,959
Cost of Investments in Affiliates	$11,012
Cost of Foreign Currency Held	$453

* Includes repurchase agreements of:	$194

ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$3
Dividends, net of foreign taxes*	15,992
Dividends from Investments in Affiliates	51
Total Income	16,046

Expenses:
Investment advisory fees	3,726
Supervisory and administrative fees	1,735
Distribution and/or servicing fees – Advisor Class	1,080
Dividends on short sales	11
Trustees’ fees	148
Interest expense	33
Total Expenses	6,733
Waiver and/or Reimbursement by PIMCO	(839)
Net Expenses	5,894

Net Investment Income	10,152

Net Realized Gain (Loss):
Investments in securities	20,055
Investments in Affiliates	(32)
Exchange-traded or centrally cleared financial derivative instruments	(902)
Over the counter financial derivative instruments	(8,391)
Short sales	(927)
Foreign currency	774
Net Realized Gain	10,577

Net Change in Unrealized Appreciation:
Investments in securities	63,387
Investments in Affiliates	29
Over the counter financial derivative instruments	1,549
Short sales	85
Foreign currency assets and liabilities	49
Net Change in Unrealized Appreciation	65,099
Net Gain	75,676

Net Increase in Net Assets Resulting from Operations	$85,828

* Foreign tax withholdings – Dividends	$841

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$10,152	$8,477
Net realized gain	10,577	735
Net change in unrealized appreciation	65,099	33,614
Net increase resulting from operations	85,828	42,826

Distributions to Shareholders:
From net investment income
Institutional Class	(1,309)	(610)
Advisor Class	(9,191)	(3,424)

Total Distributions	(10,500)	(4,034)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(40,628)	(20,618)

Total Increase in Net Assets	34,700	18,174

Net Assets:
Beginning of year	472,264	454,090
End of year*	$506,964	$472,264

*Including undistributed net investment income of:	$2,241	$7,167

**	See note 13 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.5%

COMMON STOCKS 96.4%

BELGIUM 1.4%

INDUSTRIALS 1.4%
bpost S.A.	356,071	$6,975

Total Belgium		6,975

BERMUDA 3.3%

ENERGY 3.3%
North Atlantic Drilling Ltd.	615,508	5,835
Seadrill Ltd.	271,043	11,109

		16,944

Total Bermuda		16,944

BRAZIL 0.8%

FINANCIALS 0.8%
Itau Unibanco Holding S.A. SP - ADR	281,792	3,824

Total Brazil		3,824

CANADA 0.9%

ENERGY 0.6%
Cameco Corp.	154,112	3,201

MATERIALS 0.3%
Silver Wheaton Corp.	75,557	1,525

Total Canada		4,726

DENMARK 2.0%

CONSUMER STAPLES 2.0%
Carlsberg A/S ‘B’	90,598	10,025

Total Denmark		10,025

FAROE ISLANDS 0.8%

CONSUMER STAPLES 0.6%
Bakkafrost P/F	182,758	2,871

FINANCIALS 0.2%
BankNordik P/F	52,480	1,233

Total Faroe Islands		4,104

FRANCE 10.1%

CONSUMER DISCRETIONARY 2.3%
Eutelsat Communications S.A.	232,864	7,266
JCDecaux S.A.	109,825	4,534

		11,800

CONSUMER STAPLES 5.3%
Carrefour S.A.	316,068	12,546
Danone	199,622	14,401

		26,947

	SHARES	MARKET VALUE (000S)
ENERGY 0.9%
Bourbon S.A.	75,235	$2,071
Total S.A.	39,933	2,451

		4,522

UTILITIES 1.6%
Suez Environnement Co.	441,561	7,918

Total France		51,187

GERMANY 2.5%

HEALTH CARE 2.1%
Rhoen Klinikum AG	369,530	10,805

INDUSTRIALS 0.2%
Kloeckner & Co. SE	58,911	808

UTILITIES 0.2%
E.ON SE	65,009	1,202

Total Germany		12,815

HONG KONG 4.3%

CONSUMER DISCRETIONARY 0.5%
Television Broadcasts Ltd.	416,300	2,781

FINANCIALS 3.4%
AIA Group Ltd.	2,826,100	14,225
First Pacific Co. Ltd.	2,841,750	3,240

		17,465

INDUSTRIALS 0.4%
Jardine Matheson Holdings Ltd.	20,300	1,063
Jardine Strategic Holdings Ltd.	23,700	760

		1,823

Total Hong Kong		22,069

JAPAN 4.7%

CONSUMER DISCRETIONARY 0.8%
Nissan Motor Co. Ltd.	237,800	1,993
Toyota Motor Corp.	32,000	1,951

		3,944

CONSUMER STAPLES 0.5%
Kao Corp.	78,800	2,481

INDUSTRIALS 2.2%
FANUC Corp.	48,000	8,795
Komatsu Ltd.	107,000	2,197

		10,992

INFORMATION TECHNOLOGY 1.2%
Nintendo Co. Ltd.	46,717	6,253

Total Japan		23,670

	SHARES	MARKET VALUE (000S)
NETHERLANDS 5.3%

CONSUMER STAPLES 1.6%
Corbion NV	383,248	$8,128

ENERGY 0.8%
Royal Dutch Shell PLC ‘A’	105,104	3,767

FINANCIALS 2.2%
ING Groep NV - Dutch Certificate (a)	795,539	11,113

INFORMATION TECHNOLOGY 0.7%
Gemalto NV	33,016	3,634

Total Netherlands		26,642

NORWAY 3.5%

CONSUMER STAPLES 2.8%
Marine Harvest ASA	11,378,633	13,880

ENERGY 0.7%
BW LPG Ltd. (a)	386,521	3,680

Total Norway		17,560

SINGAPORE 1.0%

FINANCIALS 0.0%
Great Eastern Holdings Ltd.	1,160	17

INDUSTRIALS 1.0%
ComfortDelGro Corp. Ltd.	606,000	969
Keppel Corp. Ltd.	433,700	3,852

		4,821

Total Singapore		4,838

SOUTH AFRICA 0.3%

MATERIALS 0.3%
AngloGold Ashanti Ltd. SP - ADR	128,956	1,511

Total South Africa		1,511

SOUTH KOREA 0.3%

CONSUMER DISCRETIONARY 0.3%
GS Home Shopping, Inc.	4,673	1,360

Total South Korea		1,360

SWEDEN 1.3%

INDUSTRIALS 1.3%
Loomis AB ‘B’	278,243	6,598

Total Sweden		6,598

SWITZERLAND 5.7%

CONSUMER STAPLES 1.4%
Nestle S.A.	100,067	7,334

FINANCIALS 0.7%
Swiss Re AG	40,857	3,766

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2013

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.4%
Roche Holding AG	24,649	$6,905

INFORMATION TECHNOLOGY 1.4%
Logitech International S.A.	521,513	7,162

MATERIALS 0.8%
Sika AG	1,086	3,870

Total Switzerland		29,037

UNITED KINGDOM 14.3%

CONSUMER STAPLES 8.4%
British American Tobacco PLC	288,261	15,472
Imperial Tobacco Group PLC	399,298	15,480
Reckitt Benckiser Group PLC	145,172	11,532

		42,484

ENERGY 2.6%
BP PLC	1,155,803	9,367
Ensco PLC ‘A’	70,876	4,052

		13,419

FINANCIALS 3.3%
Barclays PLC	579,152	2,619
Lancashire Holdings Ltd.	811,428	10,908
Prudential PLC	145,127	3,243

		16,770

Total United Kingdom		72,673

UNITED STATES 33.9%

CONSUMER STAPLES 6.4%
Altria Group, Inc.	196,262	7,535
Lorillard, Inc.	233,216	11,819
Philip Morris International, Inc.	60,515	5,273
Reynolds American, Inc.	100,007	4,999
Wal-Mart Stores, Inc.	40,407	3,180

		32,806

ENERGY 2.7%
Halliburton Co.	73,731	3,742
National Oilwell Varco, Inc.	71,182	5,661
Phillips 66	38,239	2,949
Rentech, Inc. (a)	691,332	1,210

		13,562

	SHARES	MARKET VALUE (000S)
FINANCIALS 8.9%
Alleghany Corp. (a)	12,936	$5,174
Berkshire Hathaway, Inc. ‘B’ (a)	103,834	12,310
Genworth Financial, Inc. ‘A’ (a)	540,932	8,401
PHH Corp. (a)	116,075	2,826
SLM Corp.	256,693	6,746
ViewPoint Financial Group, Inc.	202,068	5,547
White Mountains Insurance Group Ltd.	6,583	3,970

		44,974

HEALTH CARE 2.3%
Life Technologies Corp. (a)	33,549	2,543
Merck & Co., Inc.	61,330	3,070
Perrigo Co. PLC	11,737	1,801
Pfizer, Inc.	137,579	4,214

		11,628

INDUSTRIALS 5.1%
3M Co.	78,692	11,036
Brink’s Co.	73,259	2,501
Deere & Co.	78,067	7,130
General Dynamics Corp.	53,643	5,126

		25,793

INFORMATION TECHNOLOGY 8.5%
Apple, Inc.	5,662	3,177
Intel Corp. (d)	560,894	14,561
International Business Machines Corp.	43,190	8,101
Microsoft Corp.	391,003	14,635
Oracle Corp.	72,056	2,757

		43,231

Total United States		171,994

Total Common Stocks (Cost $374,416)		488,552

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

FINANCIALS 0.2%
Itau Unibanco Holding S.A.	70,180	935

Total Preferred Stocks (Cost $882)		935

REAL ESTATE INVESTMENT TRUSTS 1.4%

SINGAPORE 0.0%

FINANCIALS 0.0%
Keppel REIT	125,236	118

Total Singapore		118

	SHARES	MARKET VALUE (000S)
UNITED STATES 1.4%

FINANCIALS 1.4%
American Capital Agency Corp.	195,775	$3,776
NorthStar Realty Finance Corp.	222,724	2,996

		6,772

Total United States		6,772

Total Real Estate Investment Trusts (Cost $7,844)		6,890

RIGHTS 0.0%

FRANCE 0.0%

HEALTH CARE 0.0%
Sanofi - Exp. 12/31/2020	597,382	203

Total Rights (Cost $844)		203

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.0%
		194

U.S. TREASURY BILLS 0.5%
0.111% due 10/16/2014 - 12/11/2014 (b)(f)	$2,782	2,779

Total Short-Term Instruments (Cost $2,973)		2,973

Total Investments in Securities (Cost $386,959)		499,553

	SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%
PIMCO Short-Term Floating NAV Portfolio	1,100,612	11,012

Total Short-Term Instruments (Cost $11,012)		11,012

Total Investments in Affiliates (Cost $11,012)		11,012

Total Investments 100.7% (Cost $397,971)		$510,565

Financial Derivative Instruments (e) (0.5%) (Cost or Premiums, net $0)		(2,313)

Other Assets and Liabilities, net (0.2%)		(1,288)

Net Assets 100.0%		$506,964

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$194	Freddie Mac 2.080% due 10/17/2022	$(199)	$194	$194

Total Repurchase Agreements						$(199)	$194	$194

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $89 have been pledged as collateral as of December 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
PIMCO EqS Pathfinder Portfolio®
Global/Master Repurchase Agreement
SSB	$194	$0	$0	$0	$194	$(199)	$(5)

Prime Brokerage Agreement
FOB	0	0	0	0	0	88	88
GSC	0	0	0	0	0	1	1

Total Borrowings and Other Financing Transactions	$194	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		AUD	18,202	$		16,132	$0	$(117)
	01/2014		CAD	6,945			6,524	0	(14)
	01/2014		EUR	26,452			35,803	0	(587)
	01/2014		JPY	2,033,817			19,705	392	0
	01/2014		SEK	905			138	0	(2)
	01/2014	$		12,923		HKD	100,194	0	(2)
	02/2014		CHF	1,131	$		1,260	0	(8)
	02/2014	$		16,101		AUD	18,202	118	0
	02/2014			6,519		CAD	6,945	14	0
	02/2014			20,245		JPY	2,089,417	0	(402)
	02/2014			138		SEK	905	2	0
	04/2014		HKD	100,194	$		12,925	2	0

BPS	01/2014		NOK	28,685			4,693	0	(36)

BRC	01/2014	$		919		EUR	678	14	0
	01/2014			26,667		GBP	16,380	458	0
	01/2014			20,303		JPY	2,033,817	0	(991)
	01/2014			10,581		NOK	64,602	70	0
	02/2014		AUD	1,131	$		1,006	0	(2)
	02/2014		GBP	16,380			26,661	0	(458)
	02/2014		NOK	64,602			10,569	0	(69)
	02/2014		SGD	407			325	3	0
	02/2014	$		993		GBP	607	13	0

CBK	01/2014		CAD	6,945	$		6,522	0	(16)
	01/2014		DKK	43,698			7,969	0	(90)

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2013

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	01/2014		HKD	1,092	$		141	$0	$0
	01/2014	$		16,611		AUD	18,202	0	(362)
	01/2014			19,709		CAD	20,834	0	(96)
	01/2014			2,685		DKK	14,566	1	0
	01/2014			33,678		EUR	24,463	0	(24)
	02/2014		DKK	14,566	$		2,686	0	(1)
	02/2014		EUR	24,463			33,677	24	0
	02/2014		SEK	5,446			827	0	(19)
	02/2014		SGD	60			48	0	0
	02/2014	$		6,516		CAD	6,945	16	0
	02/2014			385		SEK	2,530	8	0

DUB	01/2014			8,662		CHF	7,683	0	(49)
	01/2014		ZAR	16,428	$		1,680	116	0
	02/2014		CHF	7,683			8,664	49	0
	02/2014		GBP	141			230	0	(3)
	02/2014	$		1,516		EUR	1,100	0	(3)
	02/2014			1,019		GBP	622	11	0
	03/2014		ILS	2,423	$		687	0	(10)
	03/2014	$		1,115		ILS	3,933	17	0

FBF	01/2014		GBP	22,559	$		36,533	0	(824)
	01/2014		HKD	11,792			1,521	1	0
	01/2014		NOK	179,751			29,602	0	(34)
	01/2014		SEK	905			138	0	(3)
	02/2014		SGD	79			63	0	0
	02/2014	$		138		SEK	905	3	0

GLM	01/2014			9,987		GBP	6,179	245	0
	01/2014			10,527		NOK	64,602	124	0
	02/2014		NOK	64,602	$		10,514	0	(124)

HUS	01/2014		CHF	1,843			2,037	0	(29)
	01/2014		HKD	87,310			11,261	1	0
	01/2014		NOK	4,175			682	0	(6)
	02/2014	$		87		NOK	530	0	0

JPM	01/2014			2,685		DKK	14,566	1	0
	01/2014			414		SEK	2,715	9	0
	02/2014		DKK	14,566	$		2,686	0	(1)
	02/2014		NOK	605			98	0	(2)
	02/2014	$		327		NOK	2,020	6	0

MSC	01/2014		BRL	10,653	$		4,517	2	0
	01/2014	$		4,560		BRL	10,653	0	(45)
	02/2014		BRL	10,653	$		4,525	46	0
	02/2014		SGD	506			404	3	0
	04/2014		HKD	8,172			1,054	0	0

RBC	01/2014		CAD	6,944			6,523	0	(14)
	02/2014	$		6,518		CAD	6,944	14	0
	02/2014			840		EUR	610	0	0

RYL	01/2014		CHF	5,840	$		6,426	0	(121)
	01/2014	$		1,783		EUR	1,311	20	0

UAG	01/2014		KRW	1,628,784	$		1,477	0	(68)
	01/2014		SEK	905			138	0	(3)
	01/2014	$		2,685		DKK	14,566	1	0
	01/2014			1,545		KRW	1,628,784	0	(1)
	01/2014			10,600		NOK	65,242	157	0
	02/2014		DKK	14,566	$		2,686	0	(1)
	02/2014		NOK	64,602			10,483	0	(155)
	02/2014		SGD	974			782	10	0
	02/2014	$		844		CAD	903	6	0
	02/2014			3,576		EUR	2,620	28	0
	02/2014			138		SEK	905	3	0
	04/2014		KRW	1,628,784	$		1,538	0	(2)

Total Forward Foreign Currency Contracts								$2,008	$(4,794)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

AS OF DECEMBER 31, 2013, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Premiums
Balance at 12/31/2012	1,274	$(1)
Sales	9,459	(171)
Closing Buys	(7,615)	106
Expirations	(3,118)	66
Exercised	0	0

Balance at 12/31/2013	0	$0

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	Hiscox Ltd.	900,583	1-Month USD-LIBOR plus a specified spread	09/05/2014	GBP	6,047	$363	$363	$0
	Pay	Rentech Nitrogen Partners LP	9,630	1-Month USD-LIBOR plus a specified spread	08/15/2014	$	168	(2)	0	(2)
DUB	Receive	GrainCorp Ltd.	223,655	1-Month AUD-BBR-BBSW plus a specified spread	08/29/2014	AUD	1,823	69	69	0
	Receive	Cermaq ASA	288,086	3-Month NOK-NIBOR plus a specified spread	09/22/2014	NOK	31,689	(99)	0	(99)
JPM	Receive	Veolia Environnement S.A.	234,795	1-Month USD-EURIBOR plus a specified spread	05/07/2014	EUR	2,684	142	142	0

								$473	$574	$(101)

Total Swap Agreements								$473	$574	$(101)

(1)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(f)	Securities with an aggregate market value of $2,779 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
PIMCO EqS Pathfinder Portfolio®
BOA	$528	$0	$363	$891	$(1,132)	$0	$(2)	$(1,134)	$(243)	$460	$217
BPS	0	0	0	0	(36)	0	0	(36)	(36)	0	(36)
BRC	558	0	0	558	(1,520)	0	0	(1,520)	(962)	760	(202)
CBK	49	0	0	49	(608)	0	0	(608)	(559)	770	211
DUB	193	0	69	262	(65)	0	(99)	(164)	98	0	98
FBF	4	0	0	4	(861)	0	0	(861)	(857)	729	(128)
GLM	369	0	0	369	(124)	0	0	(124)	245	(160)	85
HUS	1	0	0	1	(35)	0	0	(35)	(34)	0	(34)
JPM	16	0	142	158	(3)	0	0	(3)	155	0	155
MSC	51	0	0	51	(45)	0	0	(45)	6	(285)	(279)
RBC	14	0	0	14	(14)	0	0	(14)	0	0	0
RYL	20	0	0	20	(121)	0	0	(121)	(101)	0	(101)
UAG	205	0	0	205	(230)	0	0	(230)	(25)	60	35

Total Over the Counter	$2,008	$0	$574	$2,582	$(4,794)	$0	$(101)	$(4,895)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,008	$0	$2,008
Swap Agreements	0	0	574	0	0	574

	$0	$0	$574	$2,008	$0	$2,582

	$0	$0	$574	$2,008	$0	$2,582

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,794	$0	$4,794
Swap Agreements	0	0	101	0	0	101

	$0	$0	$101	$4,794	$0	$4,895

	$0	$0	$101	$4,794	$0	$4,895

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,050)	$0	$0	$(1,050)
Written Options	0	0	148	0	0	148

	$0	$0	$(902)	$0	$0	$(902)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,592)	$0	$(9,592)
Swap Agreements	0	0	1,201	0	0	1,201

	$0	$0	$1,201	$(9,592)	$0	$(8,391)

	$0	$0	$299	$(9,592)	$0	$(9,293)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,054	$0	$1,054
Swap Agreements	0	0	495	0	0	495

	$0	$0	$495	$1,054	$0	$1,549

	$0	$0	$495	$1,054	$0	$1,549

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Common Stocks
Belgium
Industrials	$0	$6,975	$0	$6,975
Bermuda
Energy	5,835	11,109	0	16,944
Brazil
Financials	3,824	0	0	3,824
Canada
Energy	3,201	0	0	3,201
Materials	1,525	0	0	1,525
Denmark
Consumer Staples	0	10,025	0	10,025

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Faroe Islands
Consumer Staples	$0	$2,871	$0	$2,871
Financials	0	1,233	0	1,233
France
Consumer Discretionary	0	11,800	0	11,800
Consumer Staples	0	26,947	0	26,947
Energy	0	4,522	0	4,522
Utilities	0	7,918	0	7,918
Germany
Health Care	10,805	0	0	10,805
Industrials	0	808	0	808
Utilities	0	1,202	0	1,202

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Hong Kong
Consumer Discretionary	$0	$2,781	$0	$2,781
Financials	0	17,465	0	17,465
Industrials	0	1,823	0	1,823
Japan
Consumer Discretionary	0	3,944	0	3,944
Consumer Staples	0	2,481	0	2,481
Industrials	0	10,992	0	10,992
Information Technology	0	6,253	0	6,253
Netherlands
Consumer Staples	0	8,128	0	8,128
Energy	0	3,767	0	3,767
Financials	0	11,113	0	11,113
Information Technology	3,634	0	0	3,634
Norway
Consumer Staples	0	13,880	0	13,880
Energy	3,680	0	0	3,680
Singapore
Financials	0	17	0	17
Industrials	0	4,821	0	4,821
South Africa
Materials	1,511	0	0	1,511
South Korea
Consumer Discretionary	1,360	0	0	1,360
Sweden
Industrials	0	6,598	0	6,598
Switzerland
Consumer Staples	0	7,334	0	7,334
Financials	0	3,766	0	3,766
Health Care	0	6,905	0	6,905
Information Technology	7,162	0	0	7,162
Materials	0	3,870	0	3,870
United Kingdom
Consumer Staples	0	42,484	0	42,484
Energy	4,052	9,367	0	13,419
Financials	0	16,770	0	16,770
United States
Consumer Staples	32,806	0	0	32,806

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Energy	$13,562	$0	$0	$13,562
Financials	44,974	0	0	44,974
Health Care	11,628	0	0	11,628
Industrials	25,793	0	0	25,793
Information Technology	43,231	0	0	43,231
Preferred Stocks
Brazil
Financials	0	935	0	935
Real Estate Investment Trusts
Singapore
Financials	0	118	0	118
United States
Financials	6,772	0	0	6,772
Rights
France
Health Care	203	0	0	203
Short-Term Instruments
Repurchase Agreements	0	194	0	194
U.S. Treasury Bills	0	2,779	0	2,779
	$225,558	$273,995	$0	$499,553

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,012	$0	$0	$11,012
Total Investments	$236,570	$273,995	$0	$510,565

Financial Derivative Instruments - Assets
Over the counter	$0	$2,582	$0	$2,582

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4,895)	$0	$(4,895)
Totals	$236,570	$271,682	$0	$508,252

Assets and liabilities valued at $12,156 transferred from Level 2 to Level 1 and assets and liabilities valued at $19,441 transferred from Level 1 to Level 2 during the period ended December 31, 2013.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Dividends received from real estate investment trust securities may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any

20	PIMCO EQUITY SERIES VIT

December 31, 2013

appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

(b) Investments in Affiliates  The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Variable Insurance Trust, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income

22	PIMCO EQUITY SERIES VIT

December 31, 2013

instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$25,564	$142,951	$(157,500)	$(32)	$29	$11,012	$51	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total

24	PIMCO EQUITY SERIES VIT

December 31, 2013

return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties.

The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options

26	PIMCO EQUITY SERIES VIT

December 31, 2013

and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	06/06/2011
Subscription Agreement	06/20/2011
Portfolio Net Assets	$506,964
Subsidiary % of Portfolio Net Assets	0.0%
Subsidiary Financial Statement Information
Total assets	$10
Total liabilities	0
Net assets	$10
Total income	0
Net investment income (loss)	(79)
Net realized gain (loss)	(5,386)
Net change in unrealized appreciation (depreciation)	1,415
Increase (decrease) in net assets resulting from operations	$(4,050)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates;

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

(ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2014, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2014, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense

Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.

PIMCO had also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $1,601,228.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the

Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $79,341.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum

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December 31, 2013

exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

Purchases	Sales
$132,919	$153,290

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	18	$209	5	$52
Advisor Class	2,353	27,305	2,990	31,036
Issued as reinvestment of distributions
Institutional Class	105	1,309	57	610
Advisor Class	741	9,191	322	3,424
Cost of shares redeemed
Institutional Class	(990)	(11,450)	(1,327)	(13,805)
Advisor Class	(5,800)	(67,192)	(4,076)	(41,935)
Net (decrease) resulting from Portfolio share transactions	(3,573)	$(40,628)	(2,029)	$(20,618)

As of December 31, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 94% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
$—	$7,045	$112,303	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost		Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$	`398,212	$124,331	$(11,978)	$112,353

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

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December 31, 2013

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$7,478	$3,022	$—
12/31/2012	$4,034	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series VIT and

Advisor Class Shareholders of PIMCO EqS Pathfinder Portfolio®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO EqS Pathfinder Portfolio® and its wholly owned subsidiary (constituting PIMCO Equity Series VIT, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

32	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	HKD	Hong Kong Dollar	SEK	Swedish Krona
CAD	Canadian Dollar	ILS	Israeli Shekel	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	KRW	South Korean Won	ZAR	South African Rand
EUR	Euro

Other Abbreviations:
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
		NIBOR	Norway Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

100.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

33.50%

Foreign Taxes.  PIMCO EqS Pathfinder Portfolio® earned foreign source income of $10,995,818 during the year ended December 31, 2013. The Portfolio has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $7,138,984 to shareholders. Shareholders will receive more detailed information along with their Form 1099-DIV.

In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2013.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO EQUITY SERIES VIT

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	8	Trustee, PIMCO Equity Series

† Trustees serve until their successors are duly elected and qualified.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

ANNUAL REPORT	DECEMBER 31, 2013	35

Management of the Trust (Cont)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Douglas M. Hodge (1957) President	05/2013 to present Senior Vice President 03/2010 to 05/2013	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	03/2010 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	03/2010 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.

Peter G. Strelow (1970) Senior Vice President	11/2013 to present Vice President 03/2010 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to present Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. EL-Erian no longer serves as a Senior Vice President of the Trust.

36	PIMCO EQUITY SERIES VIT

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	37

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement

On August 14, 2013, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”), for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreements are described below.

1. Information Received

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Portfolio’s investment performance and a significant amount of information relating to Portfolio operations, including the Portfolio’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information regarding PIMCO, information about the personnel providing investment management services and supervisory and administrative services to the Portfolio and, as available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolio. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to a request from counsel to the Trust and the independent Trustees. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 14, 2013 meeting. The independent Trustees also met with counsel to the Trust on August 5, 2013 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in PIMCO’s assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted that PIMCO has hired many seasoned equity professionals at senior levels and continues to invest in its global infrastructure. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolio does business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that

38	PIMCO EQUITY SERIES VIT

(Unaudited)

PIMCO’s collateral management team utilized the counterparty risk system to analyze portfolio level exposure and any applicable collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Additionally, the Trustees considered the recent decline in assets for the Portfolio and the reasons for the decline. Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements has benefited and will likely continue to benefit the Portfolio and its shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolio under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolio and its shareholders.

3. Investment Performance

The Board received and examined information from PIMCO concerning the Portfolio’s performance for the one- and three-year and since inception periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolio’s performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”). The Board noted that long-term performance information was not available due to the Portfolio’s relatively recent commencement of operations. The Board considered the Portfolio’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 14, 2013 meeting. The Board noted that the Portfolio underperformed its peer group and benchmark index for the one-year period ended May 31, 2013. The Board considered the reasons for the Portfolio’s underperformance in comparison to its peer group and benchmark index, including that the Portfolio’s defensive orientation may be expected to underperform in a strong upward market such as that experienced over the period.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolio indicates that its continued management is likely to benefit the Portfolio and its shareholders, and merits the approval of the continuation of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for the Portfolio, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to investors.

The Board reviewed the advisory fee, supervisory and administrative fee and total expenses of the Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the Portfolio’s total expenses to other funds in the Expense Group provided by Lipper and found the Portfolio’s total

ANNUAL REPORT	DECEMBER 31, 2013	39

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

expenses to be reasonable. The Board noted that PIMCO had contractually agreed, through April 30, 2014, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. The Board also noted that PIMCO had contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional and Advisor Class shares by reducing the investment advisory and supervisory and administrative fees, or reimbursing the Portfolio, to the extent that certain total annual portfolio operating expenses exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class shares and Advisor Class shares, respectively.

The Board also reviewed data comparing the Portfolio’s advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy. In cases where the advisory fees for certain separate account clients were lower than those charged to the Portfolio, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolio, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board considered the Portfolio’s supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided a broad array of fund supervisory and administrative functions. The Board also considered the Trust’s unified fee structure, under which the Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolio’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolio’s supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolio and its shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels, in effect, setting the fees as if the Portfolio was already at scale.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolio, are reasonable and renewal of the Agreements would likely benefit the Portfolio and its shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolio and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Portfolio during its current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolio and its shareholders in a number of ways, including through fee reductions or waivers, the pricing of the Portfolio to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if the Portfolio’s operating costs rise.

The Board concluded that the Portfolio’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolio, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolio. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolio and its

40	PIMCO EQUITY SERIES VIT

(Unaudited)

shareholders, for which the affiliates of PIMCO may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant to the Portfolio’s Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolio by PIMCO supported the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolio and its shareholders, that the Portfolio’s shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolio under the Agreements and that the renewal of the Agreements was in the best interests of the Portfolio and its shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT01AR_123113

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2013	$52,452
	December 31, 2012	$44,697

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2013	$ —
	December 31, 2012	$ —

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2013	$1,500
	December 31, 2012	$2,000

(d)	Fiscal Year Ended	All Other Fees(2)
	December 31, 2013	$ —
	December 31, 2012	$ —

	“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series VIT (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

	“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

	“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

	“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

	(1) There were no “Audit-Related Fees” for the last two fiscal years.
	(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)    The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)    With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	December 31, 2013	December 31, 2012
PIMCO Equity Series VIT	$1,500	$2,000
Pacific Investment Management Company LLC (“PIMCO”)	$5,582,937	$5,128,791
Allianz Global Investors Fund Management LLC	$952,632	$793,275
Allianz Asset Management of America L.P.	$5,309,019	$4,526,379

Totals	$11,846,088	$10,450,445

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Peter B. McCarthy

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 28, 2014

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: February 27, 2014